UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 21, 2024

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

11750 Sorrento Valley Road, Suite 200

San Diego, California 92121

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBIO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 25, 2024, iBio, Inc. (the “Company”) issued a press release announcing the appointment of two new independent directors. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 21, 2024, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on three (3) proposals and cast their votes as described below. A total of 5,599,939 shares were represented in person or by proxy, which represented a quorum. The matters below are described in detail in the Definitive Proxy Statement, which was filed with the Securities and Exchange Commission on October 10, 2024.

Proposal 1

The following three (3) nominees named as Class I directors of the Company’s Board of Directors, each to serve a three-year term expiring at the 2027 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified, were elected with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes
1. David Arkowitz	2,019,771	28,491	3,551,677
2. António Parada	2,019,902	28,360	3,551,677
3. Evert Schimmelpennink	1,942,245	106,017	3,551,677

Proposal 2

The stockholders ratified the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending June 30, 2025 based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,310,241	40,764	248,934	0

Proposal 3

The stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers (“say-on-pay”), as disclosed in the Definitive Proxy Statement. The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,853,164	181,495	13,603	3,551,677

Item 9.01.	Financial Statements and Exhibits.

(d)      Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K.

Exhibit Number	Exhibit Description
99.1	Press Release, issued by iBio, Inc. dated November 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2024	IBIO, INC.

	By:	/s/ Marc A. Banjak
Name: Marc A. Banjak
Title: Chief Legal Officer and Corporate Secretary